EXHIBIT 10.2

                                   CLARK, INC.

                             STOCK OPTION AGREEMENT
                             ----------------------


         This STOCK OPTION AGREEMENT (this "Option Agreement") is entered into by and between Clark, Inc., a Delaware corporation (the "Company"), and _________________(the "Optionee").

         1. Grant of Option. The Company hereby grants to the Optionee effective as of the date set forth in Section 18 hereof (the "Date of Grant"), the right and option (the "Option") to purchase up to the aggregate number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") set forth in Section 18 hereof, subject to adjustment pursuant to Section 3 hereof and subject to the Optionee's acceptance and agreement to all of the terms and conditions and restrictions described in the Clark, Inc. 2003 Stock Option Plan (the "Plan"), a copy of which has been made available to the Optionee, and to the further terms, conditions and restrictions set forth below.

         2. Exercise Price. Subject to adjustment pursuant to Section 3, the exercise price payable by the Optionee upon exercise of this Option is set forth in Section 18 hereof.

         3. Adjustments to Number of Shares and Option Price. The number of shares and exercise price shall be subject to adjustments as provided in Section 9 of the Plan.

         4. Nonqualified Stock Option. This Option is not intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Code but is instead intended to be a nonqualified stock option.

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         5. Exercise of Option. Subject to the terms of the Plan and this Option
Agreement, the Optionee shall have the right to acquire shares of Common Stock under this Option Agreement as follows:

                  (a) As of ___________________, 2___ and thereafter, Optionee may exercise rights to acquire 25% of the Common Stock subject to the Option;

                  (b) As of ___________________, 2___ and thereafter, Optionee may exercise rights to acquire an additional 25% of the Common Stock subject to the Option;

                  (c) As of ___________________, 2___ and thereafter, Optionee may exercise rights to acquire an additional 25% of the Common Stock subject to the Option and;

                  (d) As of ___________________, 2___ and thereafter, Optionee may exercise rights to acquire an additional 25% of the Common Stock subject to the Option.

         6. Expiration of Option. This Option shall expire and cease to be exercisable on the earlier of (a) ________________, 2___, or (b) the date the Optionee ceases to be a director of the Company other than by reason of death or disability. In the event the Optionee ceases to be a director of the Company by reason of death or disability, the Options shall expire on the earlier of (a) __________________, 2___ or (b) one year from the date of such death or disability.

         7. Procedure to Exercise. The Optionee (or other person entitled to exercise this Option) shall purchase shares of stock of the Company subject hereto by the payment to the Company of the purchase price in full and the amount of withholding tax due, if any, upon the exercise of this Option by certified or official bank check. Any withholding tax due upon exercise of this Option shall be, and shall remain, the responsibility of the Optionee (or such Optionee's estate or representative). This Option may be exercised from time to time by written notice to the Company stating the full number of shares to be purchased and the time and

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delivery thereof, which shall be at least fifteen days after the giving of notice unless an earlier date shall have been agreed upon between the Optionee (or other person entitled to exercise this Option) and the Company, accompanied by full payment for the shares as described in the first sentence of this
Section 7. The Company will, as soon as is reasonably possible, notify the Optionee (or such Optionee's representative) of the amount of withholding tax, if any, that must be paid under federal, state and local law due to the exercise of this Option. The Company shall have no obligation to deliver certificates for the shares purchased until the Optionee (or such Optionee's representative) pays to the Company the purchase price in full and the amount of withholding tax specified in the Company's notice as described in this Section 7 by payment terms set forth in the first sentence of this Section 7. At the time of delivery, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this option) deliver at the principal office of the Company, or at such other place as shall be mutually agreed upon, a certificate or certificates for such shares, provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it to comply with reasonable diligence with any requirements of law.

         8. Nontransferability of Option. This Option shall not be assignable or transferable other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

         9. Continued Retention. Subject to the terms of any agreement between the Company and the Optionee, nothing herein shall confer upon the Optionee any right to continue to serve as a director of the Company or a Subsidiary, or shall prevent the Company or Subsidiary for whom Optionee serves as a director from terminating his directorship at any time, with or without cause, or removing or failing to reelect the Optionee as a director.

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         10. Rights as Stockholder. Nothing herein is intended to or shall give to the Optionee or the legal representatives, heirs, legatees, or distributees of the Optionee any right or status of any kind as a stockholder of the Company in respect of any shares of Common Stock covered by this Option or entitle the Optionee or the legal representatives, heirs, legatees, or distributees of the Optionee to any dividends or distributions thereon unless and until such shares shall have been delivered to the Optionee or the legal representatives, heirs, legatees, or distributees of the Optionee and registered in the Optionee's name and the Optionee or the legal representatives, heirs, legatees, or distributees of the Optionee has received a certificate or certificates therefor.

         11. Interpretation. If and when questions arise from time to time as to the intent, meaning or application of the provisions hereof or of the Plan, such questions shall be decided by the Board of Directors or the Committee in its sole discretion, and any such decision shall be conclusive and binding on the Optionee. The Optionee hereby agrees that this Option is granted and accepted subject to such condition and understanding.

         12. Investment Representation. At such time or times as the Optionee may exercise this Option, the Optionee shall, upon the request of the Company, represent in writing (i) that the shares being acquired by the Optionee under this Option will not be sold except pursuant to an effective registration statement, or applicable exemption from registration, under the Securities Act of 1933, as amended, (ii) that it is the Optionee's intention to acquire the shares being acquired for investment only and not with a view to distribution thereof, and (iii) other customary representations as the Company deems necessary or advisable. No shares will be issued to the Optionee unless the Optionee provides such representations and agreements and the Company is satisfied as to the accuracy of such representations and agreements. If so requested, Optionee agrees to provide a lock-up agreement prohibiting the sale by Optionee of shares issued

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upon exercise of the Options for a period of 180 days following a public offering by the Company of its Common Stock.

         13. Repurchase by the Company. All shares of Common Stock purchased by the Optionee or his or her estate or beneficiary and exercisable Options held by the Optionee at the time he ceases to be a nonemployee director shall be subject to repurchase by the Company.

         14. Withholding of Taxes. Upon exercise of this Option (either wholly or in part), the Optionee must pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind required to be withheld in connection with the issuance to the Optionee of Common Stock upon exercise of this Option. The Company may permit withholding of shares of Common Stock in accordance with procedures established by the Company as an election by Optionee to meet applicable withholding requirements.

         15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the Optionee at the address on the signature page hereof and to the Company at the address set forth below or at such other addresses as shall be specified by the parties by like notice:

                  Clark, Inc.
                  102 South Wynstone Park Drive
                  North Barrington, IL 60010
                  Attention: Jim Radosevich
                  Facsimile No. (847) 304-9568

         16. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meanings given them in the Plan.

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         17. Confidentiality. Unless otherwise permitted by the Chairman of the
Board or the President of the Company, Optionee agrees to keep confidential the terms of this Option Agreement (and the terms of any other Option Agreement with any employee or other director of the Company known to Optionee) and shall not disclose such terms to any employee or otherwise.

         18. Specified Information. This Option Agreement shall apply with respect to the following specific information:

         a. Date of Grant:

         b. Name of Optionee:

         c. Number of Shares Covered by Option:

         d. Option Exercise Price Per Share:

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         IN WITNESS WHEREOF, the undersigned have executed this Option Agreement to be effective as of the Date of Grant set forth above.


                                      CLARK, INC.



                                      By:
                                          --------------------------------------
                                          Jim Radosevich
                                          Vice President and Corporate Secretary



                                      ------------------------------------------

                                      ----------------------, Optionee

                                      Social Security Number:

                                      Optionee's Address: